UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4627

Name of Registrant:	Vanguard Convertible Securities Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - May 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Convertible Securities Fund

May 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  6 ADVISOR'S REPORT
10 FUND PROFILE
12 GLOSSARY OF INVESTMENT TERMS
14 PERFORMANCE SUMMARY
15 FINANCIAL STATEMENTS
23 ABOUT YOUR FUND'S EXPENSES
24 ADVISORY AGREEMENT
25 ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the six months ended May 31, Vanguard Convertible Securities Fund posted a return of –3.2%, in line with the return of its benchmark index but lower than the return of its average peer.
• Convertible securities are often issued by small, rapidly growing companies, and your fund was hampered by the poor performance of these companies’ stocks relative to the performance of the broad stock market.
• Overall, the equity and fixed income markets produced modest gains during the half-year.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder ,

During the six months ended May 31, 2005, stocks and bonds both struggled to eke out modest returns.
Generally speaking, hybrid investments fared less well during the period, in part because many are issued by small- and mid-capitalization companies—a weak market segment during the half-year. Vanguard Convertible Securities Fund was no exception, posting a return of –3.2% for the period, on a par with the return of the fund’s primary benchmark index but lower than the return of the average comparable fund.

The table below shows total returns (capital gains plus reinvested distributions) for the fund and three benchmarks: the Merrill Lynch All US Convertibles Index, the fund’s average mutual fund peer, and the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. The fund’s starting and ending share prices and distributions to shareholders are shown on page 5.

Total Returns	Six Months Ended May 31, 2005

Vanguard Convertible Securities Fund	-3.2%
Merrill Lynch All US Convertibles Index	-3.1
Average Convertible Securities Fund*	-2.2
Dow Jones Wilshire 5000 Index	2.7

*Derived from data provided by Lipper Inc.

The Convertible Securities Fund was closed in May 2004. At that time, Oaktree Capital Management, the fund’s advisor, cited concerns that continued strong cash inflows could impede the advisor’s ability to effectively manage the fund. Cash flows have since subsided, and the fund reopened to new investors on June 23, 2005. The fund’s minimum initial investment has been raised from $3,000 to $10,000 for all account types; in addition, a 1% redemption fee will be assessed on all shares held for less than one year that are purchased on or after September 15, 2005.

THE BUMPY RIDE FOR STOCKS CONTINUED

While U.S. stocks rallied in December, February, and then again in May, the market was unable to sustain any strong advance. On balance, the six-month period seemed to be a case study in the impossibility of predicting the market’s near-term performance.

Although the U.S. economy grew during the half-year, concern about the expansion’s durability seemed to underlie the market’s fragility. Persistent worries over high oil prices and other inflationary influences continued to unnerve investors, with every piece of good news seemingly followed by a high-profile disappointment.

The broad stock market’s return was modest: not quite 3% for the six months. In a reversal of recent trends, large-cap stocks outperformed the market’s smaller companies in the period. As has been the case for much of the past five years, value stocks outpaced growth. Overall, the performance of international stocks mirrored that of their U.S. counterparts.

Market Barometer	Total Returns Periods Ended May 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	3.3%	9.4%	-1.5%
Russell 2000 Index (Small-caps)	-2.1	9.8	6.7
Dow Jones Wilshire 5000 Index	2.7	9.7	-0.6
(Entire market)
MSCI All Country World Index
ex USA (International)	2.7	17.4	1.2

Bonds
Lehman Aggregate Bond Index	2.9%	6.8%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	3.5	8.0	7.3
Citigroup 3-Month Treasury Bill Index	1.2	1.9	2.5

CPI
Consumer Price Index	1.8%	2.8%	2.5%

*Annualized

LONG-TERM BOND YIELDS FELL DURING THE PERIOD

In the fixed income market, the Federal Reserve Board continued its campaign to short-circuit any surge in inflation by raising its target for the federal funds rate four times during the period. The Fed’s last move, in early May, brought the target rate to 3.00%—a full percentage point higher than its level at the start of the six months. Paralleling the Fed’s actions, the yield of the 3-month U.S. Treasury bill increased, closing the period at 2.94%. A year ago, the 3-month bill yielded 1.06%. The T-bill’s yield serves as a good proxy for money market rates.

Despite the continued rise in short-term interest rates, longer-term rates declined. The yield of the 10-year Treasury note, watched closely by many investors, finished the period at 3.98%, 37 basis points (0.37 percentage point) below its level on November 30, 2004. The yield of the 30-year Treasury bond fell 68 basis points to 4.32%.

Annualized Expense Ratios:* Your fund compared with its peer group	Expense Ratio

Convertible Securities Fund	0.78%
Average Convertible Securities Fund	1.54

*Fund expense ratios reflect the six months ended May 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004. The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.9% during the period. On balance, corporate issues trailed U.S. government and municipal issues.

YOUR FUND LAGGED BECAUSE OF THE NATURE OF ITS HOLDINGS

During the six months ended May 31, 2005, the Convertible Securities Fund experienced considerable variation in performance. The fund made strong gains in December, then gave up those gains as the period progressed. To some extent that pattern mirrored what was happening in the broader stock market, since convertibles are, by their nature, linked to the performance of the issuers’ common stocks. Mass selling of convertibles by many hedge funds also drove prices down.

Your fund posted a return of –3.2% for the half-year, which was essentially even with the return of its benchmark index but behind the average return of competitors by 1 percentage point. This gap was largely attributable to the nature of the fund’s holdings. The fund invests solely in convertibles, mostly in convertible bonds and some convertible preferred stocks. This is in sharp contrast to many of its peers, which frequently invest in common stocks and tend to lean toward preferred stocks in their convertible holdings. Your fund’s disciplined focus on hybrid securities—many of which are issued by smaller companies—was a disadvantage during a period in which small-cap stocks lagged the broad equity market.

However, we caution you not to read too much into just six months of performance. A successful investment is judged over years, not months, and we believe that, over the long run, the proven skills of the fund’s investment advisor, together with Vanguard’s low costs, will lead the fund to post competitive returns.

For more information about the fund’s performance and its individual securities, please see the Advisor’s Report, which begins on page 6.

DIVERSIFICATION REMAINS KEY TO LONG-TERM SUCCESS

The last several years provide an object lesson to investors about the enduring value of diversification. For example, throughout much of the 1990s, when U.S. stocks were booming, it was difficult to persuade some investors to diversify their portfolios with either bonds or international stocks. Then domestic stocks tumbled during the 2000–2002 bear market, and bonds excelled. Such asynchronous ups and downs suggest that, over time, a prudent strategy is to be well diversified across asset classes.

Investors enhance their ability to meet their long-term goals by sticking with a program balanced among stock, bond, and money market investments in proportions that fit their goals, time horizon, and tolerance for risk. At Vanguard, we believe that staying faithful to such a strategy—rather than listening to the “noise” created by short-term market fluctu-ations—will give you the best chance of reaching your financial goals. If you continue to adhere to these fundamentals in your investment plan, you’ll be positioned to benefit for the long term. Vanguard Convertible Securities Fund, with its focus on a small but intriguing segment of the markets, can play a useful role, adding another layer of diversification to such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 24, 2005

Your Fund's Performance at a Glance		November 30, 2004-May 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Convertible Securities Fund	$13.62	$12.54	$0.18	$0.50

ADVISOR’S REPORT

For the six months ended May 31, 2005, the Convertible Securities Fund achieved a total return basically in line with that of its new benchmark, the Merrill Lynch All US Convertibles Index. The half-year was unusually volatile—beginning amid an impressive positive trend, quickly shifting into one of the sharpest erosions in convertible valuations that we have seen in many years, and then ending with a strong surge of buyers enticed by the cheaper valuations. Overall, we are pleased with the fund’s results for this very volatile period.

THE INVESTMENT ENVIRONMENT

When we last reported to you in early December, the convertible securities market had experienced a surge. This ended rapidly, however, and we then faced a rather dismal environment characterized by negative equity returns, higher short-term interest rates, much higher oil prices, and considerable pressure on the convertibles market from a combination of sources. While lower equity prices, particularly for stocks in the Russell 2000 and Nasdaq Composite Indexes, would have been enough to cause weakness in the prices of convertibles, another factor hit even harder: withdrawals from convertible arbitrage (hedge) funds.

Investors in these “convert arb” funds have been withdrawing their assets at a rapid clip in reaction to poor returns over the last several quarters.

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

We believe the poor returns occurred for several reasons, one of which was the large amount of capital that flowed into these vehicles in recent years. This created an investment challenge for convert arb managers, particularly when coupled with a long period of tight credit spreads, historically low volatility in the convertibles market, and a subdued level of new convertible issuance. Returns for convert arb—which typically short-sell the common stocks underlying the convertibles—were also hurt by a high level of dividend increases for common stocks and by the risk of takeovers for cash (in which case convertibles are redeemed at par for little gain, while the underlying stocks soar).

We expect the downward price pressure created by investors exiting convert arb funds to continue well into the summer, as first-half returns from this strategy will again be found to have been disappointing. Several convert arb funds have closed and more will likely follow, and multi-strategy hedge funds are continuing to shift assets away from convertibles.

While the current environment is clearly painful for many investors, the result has been a statistically cheaper convertibles universe. Nearly all of the issues in the market have cheapened, and many convertibles are trading at lower prices and substantially lower conversion premiums. This situation is attracting demand from long-term investors—such as ourselves—among others.

During the past six months, speculative-grade convertibles led the way down, with consumer discretionary, transportation, and industrials being the worst-performing sectors. Notable sufferers included convertibles from General Motors and Ford. Energy issues were the best performers as commodity and oil and gas prices rose to record levels during the period. Consumer staples and utilities were also strong. From a capitalization perspective, small-cap issues far underperformed large-caps.

THE FUND’S SUCCESSES

Although the prices of most convertible securities dropped in the face of declining underlying stock prices and heavy hedge-fund redemptions, some securities performed well relative to their stocks, and a few performed as hoped on an absolute basis. Among the latter were convertibles from Chesapeake Energy, Community Health Systems, and NII Holdings. Other strong relative performers were American Airlines, Titanium Metals, Universal Health Services, and Waste Connections.

The fund enjoyed a positive contribution from energy-related investments, particularly Schlumberger and McMoRan Exploration. We remain very optimistic about the energy area. While our performance relative to benchmarks is usually determined by our portfolio holdings, it also can be significantly influenced by the securities that we do not own. We held no positions in Elan or Biogen Idec, both of which declined sharply when a promising multiple-sclerosis drug had to be withdrawn from the market. We also had no investments in Ford Motor or Doral Financial, both significant underperformers during the half-year. We did add a small holding in the Ford 6.5% convertible preferred near the end of the period.

THE FUND’S SHORTFALLS

Our returns were hurt by a variety of macroeconomic factors, including the impact of rising short-term interest rates on our portfolio of short-to-intermediate-term securities. The investment values of these relatively “safe” securities were depressed by both the Federal Reserve Board’s rate hikes and the market’s anticipation of more to come. Our portfolio was affected even more by the weakness in small- and mid-cap stocks, as we have many investments in this capitalization range. Underper-formers in this regard included Hanover Compressor, Medarex, and Valeant Pharmaceuticals.

OUR POSITION

The portfolio remains fully invested in convertible securities, widely diversified by industry and issuer and with an approximate mix of 92% convertible bonds and 8% convertible preferred stocks. While credit concerns have regained the attention of the financial markets, we believe we have no such problems in our portfolio, with its average credit quality of BB. In analyzing the market today, we consider convertible valuations to be much more attractive than in the recent past, and we see many securities with favorable potential.

Larry Keele, PORTFOLIO MANAGER
OAKTREE CAPITAL MANAGEMENT LLC

JUNE 13, 2005

Portfolio Changes	Six Months Ended May 31, 2005
Comments

Additions
Chesapeake Energy	Newly issued convertible preferred with attractive
(5.00% convertible preferred.)	current yield and moderate conversion premium

Openwave Systems	Short-term, statistically cheap bond; fundamentally
(2.75% convertible note	attractive underlying stock.
due 9/9/2008)

Scientific Games	Puttable bonds from an attractive company.
(0.75% convertible note
due 12/1/2024)

Reductions
Community Health Systems	Sold well above the call price, with the bond
(4.25% convertible note	becoming callable at 101.8 in October 2005.
due 10/15/2008)

NII Holdings	Sold after reaching our price target.
(2.875% convertible note
due 2/1/2034)

Sunrise Assisted Living	Sold after substantial appreciation.
(5.25% convertible note
due 2/1/2009)

Titanium Metals	Sold after appreciating and becoming a pure
(6.75% convertible preferred)	equity substitute.

See page 15 for a complete
listing of the fund’s holdings .

FUND PROFILE

As of 5/31/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on pages 12 and13.

CONVERTIBLE SECURITIES FUND

Portfolio Characteristics

Number of Securities	70
Yield	1.8%
Conversion Premium	26.9%
Average Weighted Maturity	4.5 years
Average Coupon	2.5%
Average Quality	Ba3/BB-
Average Duration	4.4 years
Foreign Holdings	13.8%
Turnover Rate	73%*
Expense Ratio	0.78%*
Short-Term Reserves	3%

Volatility Measures
Fund	Broad Index**

R-Squared	0.62	1.00
Beta	0.51	1.00

Distribution by Maturity (% of fixed income portfolio)

1-5 Years	59%
5-10 Years	41

Total	100%

Distribution by Credit Quality (% of fixed income portfolio)

Aaa/AAA	0%
Aa/AA	0
A/A	9
Baa/BBB	15
Ba/BB	5
B/B	22
Below B/B	12
Not Rated	37

Total	100%

Ten Largest Holdings (% of total net assets)

American Tower Corp.	4.4%
(telecommunications)
Teva Pharmaceutical Financial LLC	3.6
(pharmaceuticals)
Fisher Scientific International Inc.	3.5
(retail)
Genzyme Corp.	3.2
(pharmaceuticals)
Mercury Interactive Corp.	3.1
(computer software)
Protein Design Laboratories, Inc.	3.1
(pharmaceuticals)
Scientific Games Corp.	3.0
(leisure)
Cadence Design	2.9
(computer software)
Schlumberger Ltd.	2.9
(energy and utilities)
Chesapeake Energy Corp.	2.8
(oil)

Top Ten	32.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*Annualized.
**Dow Jones Wilshire 5000 Index.
Ratings: Moody’s Investor Service, Standard & Poors.

Sector Diversification (% of portfolio)

Auto & Transportation	5%
Consumer Discretionary	15
Consumer Staples	0
Financial Services	5
Health Care	25
Integrated Oils	0
Other Energy	11
Materials & Processing	8
Producer Durables	4
Technology	22
Utilities	2
Short-Term Reserves	3%

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY

As of 5/31/2005 All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CONVERTIBLE SECURITIES FUND

Fiscal-Year Total Returns (%) November 30, 1994–May 31, 2005

 *CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
**Six months ended May 31, 2005.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Convertible Securities Fund	6/17/1986	-1.62%	1.66%	5.04%	4.30%	9.34%

As of 5/31/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Convertible Securities Fund	Face Amount (000)	Market Value• (000)
CONVERTIBLE BONDS (88.4%)

Auto & Transportation (4.2%)
American Airlines, Inc.
4.250%, 9/23/2008	$14,525	$13,200
Continental Airlines, Inc.
4.500%, 2/1/2007	4,485	3,644
5.000%, 6/15/2023	725	643
Navistar Financial Corp.
4.750%, 4/1/2009	5,750	5,520
OMI Corp.
2.875%, 12/1/2024	950	891

		23,898

Consumer Discretionary (15.5%)
Carnival Corp.
1.132%, 4/29/2033	14,495	11,415
Charming Shoppes, Inc.
4.750%, 6/1/2012	6,815	7,445
Fairmont Hotels
3.750%, 1/20/2009	1,055	1,131
(1) 3.750%, 12/1/2023	8,675	9,304
Lamar Advertising Co.
2.875%, 12/31/2010	4,970	4,958
Liberty Media Corp.
0.750%, 3/30/2008	795	853
Lions Gate Entertainment
(1) 2.937%, 10/15/2011	9,355	10,045
Scientific Games Corp.
(1) 0.750%, 12/1/2024	16,915	16,682
Shuffle Master, Inc.
(1) 1.250%, 4/15/2009	7,300	8,048
1.250%, 4/15/2024	340	375
The Walt Disney Co.
2.125%, 4/15/2008	12,265	13,139
Waste Connections, Inc.
3.710%, 5/1/2022	3,630	4,348

		87,743

Convertible Securities Fund	Face Amount (000)	Market Value• (000)
Financial Services (3.4%)
HCC Insurance Holdings, Inc.
1.300%, 4/1/2009	9,165	10,769
MeriStar Hospitality Corp.
9.500%, 4/1/2010	6,420	8,113

		18,882

Health Care (24.9%)
Amylin Pharmaceuticals, Inc.
2.250%, 6/30/2008	9,665	8,457
CV Therapeutics, Inc.
2.000%, 5/16/2023	7,350	6,018
Genzyme Corp.
1.250%, 12/1/2008	16,830	17,882
Invitrogen Inc.
2.250%, 12/15/2006	6,000	6,045
Medarex Inc.
(1) 2.250%, 5/15/2011	12,855	10,750
MGI Pharma Inc.
(1) 1.682%, 3/2/2011	18,840	13,306
1.682%, 3/2/2011	3,115	2,200
Protein Design Laboratories, Inc.
2.750%, 8/16/2010	4,740	5,321
(1) 2.000%, 2/15/2012	12,020	12,230
ResMed Inc.
4.000%, 6/20/2006	5,745	6,384
Sepracor Inc.
(1) 0.000%, 10/15/2009	13,830	14,262
Teva Pharmaceutical Financial LLC
0.250%, 2/1/2010	8,355	8,700
0.500%, 2/1/2024	11,450	11,665
Thoratec Corp.
1.379%, 5/16/2034	7,890	4,290
Valeant Pharmaceuticals International
(1) 3.000%, 8/16/2010	14,125	12,942
3.000%, 8/16/2010	425	389

		140,841

Materials & Processing (4.0%)
Fluor Corp.
1.500%, 2/15/2009	9,550	11,042
Sealed Air Corp.
(1) 3.000%, 6/30/2033	11,940	11,746

		22,788

Other Energy (7.9%)
Cooper Cameron Corp.
1.500%, 5/15/2009	11,945	13,020
Hanover Compressor Co.
4.750%, 1/15/2014	9,430	8,958
McMoRan Exploration Co.
(1) 5.250%, 10/6/2011	4,920	6,316
Schlumberger Ltd.
1.500%, 6/1/2008	14,835	16,152

		44,446

Producer Durables (4.4%)
American Tower Corp.
(1) 3.000%, 8/15/2012	13,630	14,635
3.000%, 8/15/2012	9,605	10,313

		24,948

Technology (22.1%)
Amdocs Ltd.
0.500%, 3/15/2024	1,230	1,128
ASM International
(1) 4.250%, 12/6/2011	5,150	4,835
Cadence Design
0.000%, 8/15/2023	16,430	16,512
Commscope Inc.
1.000%, 3/15/2024	9,585	9,010
Cypress Semiconductor Corp.
1.250%, 6/15/2008	4,865	5,187
Digital River, Inc.
1.250%, 1/1/2024	675	618
EDO Corp.
5.250%, 4/15/2007	4,060	4,116
Fisher Scientific International Inc.
3.250%, 3/1/2011	19,255	19,760
Flextronics International Ltd.
1.000%, 8/1/2010	3,075	3,121
Mercury Computer Systems, Inc.
(1) 2.000%, 5/1/2009	3,605	3,889
2.000%, 5/1/2009	2,420	2,611
Mercury Interactive Corp.
0.000%, 5/1/2008	17,320	17,558
Open Solutions Inc.
(1) 1.467%, 2/2/2035	12,455	5,667
Openwave Systems Inc.
2.750%, 9/9/2008	7,450	7,795
RF Micro Devices Inc.
1.500%, 7/1/2010	9,600	8,196
Serena Software, Inc.
1.500%, 12/15/2008	7,570	7,825
Veeco Instruments, Inc.
4.125%, 12/21/2008	7,773	6,656

		124,484

Utilities (2.0%)
CMS Energy Corp.
2.875%, 12/1/2024	10,465	11,433

TOTAL CONVERTIBLE BONDS
(Cost $505,535)		499,463

Convertible Securities Fund	Face Amount (000)	Market Value• (000)
CONVERTIBLE PREFERRED STOCKS (9.3%)

Auto & Transportation (0.8%)
Ford Motor Co. Capital Trust II
6.500% Cvt. Pfd.	116,500	$4,675

Financial Services (1.5%)
Fannie Mae
5.375% Cvt. Pfd.	8	771
Travelers Property Casualty Corp.
4.500% Cvt. Pfd.	338,425	7,479

		8,250

Materials &Processing (4.2%)
Celanese Corp.-Series A
4.250% Cvt. Pfd.	407,800	9,583
Freeport-McMoRan Copper
& Gold, Inc.
(1) 5.500% Cvt. Pfd.	9,830	8,779
5.500% Cvt. Pfd.	1,000	893
Huntsman Corp.
5.000% Cvt. Pfd.	100,800	4,448

		23,703

Other Energy (2.8%)
Chesapeake Energy Corp.
(1) 4.125% Cvt. Pfd.	7,550	9,928
4.125% Cvt. Pfd.	2,200	2,893
(1) 5.000% Cvt. Pfd.	27,500	2,826

		15,647

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $51,069)		52,275

TEMPORARY CASH INVESTMENTS (21.2%)

Vanguard Market Liquidity
Fund, 3.018%*	18,222,582	18,223
Vanguard Market Liquidity
Fund, 3.018%*--Note F	101,519,960	101,520

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $119,743)		119,743

TOTAL INVESTMENTS (118.9%)
(Cost $676,347)		671,481

OTHER ASSETS AND LIABILITIES (-18.9%)

Other Assets--Note C		4,720
Security Lending Collateral
Payable to Brokers--Note F		(101,520)
Other Liabilities		(9,793)

		(106,593)

NET ASSETS (100%)

Applicable to 45,034,692 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$564,888

NET ASSET VALUE PER SHARE		$12.54

•See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of these securities was $176,190,000, representing 31.2% of net assets.

AT MAY 31, 2005, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-in Capital	$564,448	$12.53
Undistributed Net
Investment Income	1,839.04
Accumulated Net Realized Gains	3,467.08
Unrealized Depreciation	(4,866)	(.11)

NET ASSETS	$564,888	$12.54

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Convertible Securities Fund Six Months Ended May 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$2,000
Interest	9,319
Security Lending	573

Total Income	11,892

Expenses
Investment Advisory Fees--Note B
Basic Fee	1,348
Performance Adjustment	694
The Vanguard Group--Note C
Management and Administrative	931
Marketing and Distribution	72
Custodian Fees	15
Shareholders' Reports	24
Trustees' Fees and Expenses	1

Total Expenses	3,085

NET INVESTMENT INCOME	8,807

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	3,574

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(38,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,884)

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Convertible Securities Fund
	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$8,807	$29,530
Realized Net Gain (Loss)	3,574	60,907
Change in Unrealized Appreciation (Depreciation)	(38,265)	(31,531)

Net Increase (Decrease) in Net Assets Resulting from Operations	(25,884)	58,906

Distributions
Net Investment Income	(11,971)	(30,443)
Realized Capital Gain*	(34,225)	--

Total Distributions	(46,196)	(30,443)

Capital Share Transactions1
Issued	7,954	397,568
Issued in Lieu of Cash Distributions	39,962	25,905
Redeemed	(369,498)	(310,576)

Net Increase (Decrease) from Capital Share Transactions	(321,582)	112,897

Total Increase (Decrease)	(393,662)	141,360

Net Assets
Beginning of Period	958,550	817,190

End of Period	$564,888	$958,550

1Shares Issued (Redeemed)
Issued	627	29,154
Issued in Lieu of Cash Distributions	3,021	1,950
Redeemed	(29,006)	(23,354)

Net Increase (Decrease) in Shares Outstanding	(25,358)	7,750

*Includes fiscal 2005 short-term gain distributions totaling $9,035,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Convertible Securities Fund

		Year Ended November 30,
For a Share Outstanding Throughout Each Period	Six Months Ended May 31, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$13.62	$13.05	$10.57	$12.12	$12.68	$13.18

Investment Operations
Net Investment Income	.15	.39	.41	.47	.53	.56
Net Realized and Unrealized Gain (Loss)
on Investments	(.55)	.60	2.48	(1.53)	(.04)	.19

Total from Investment Operations	(.40)	.99	2.89	(1.06)	.49	.75

Distributions
Dividends from Net Investment Income	(.18)	(.42)	(.41)	(.49)	(.54)	(.55)
Distributions from Realized Capital Gains	(.50)	--	--	--	(.51)	(.70)

Total Distributions	(.68)	(.42)	(.41)	(.49)	(1.05)	(1.25)

Net Asset Value, End of Period	$12.54	$13.62	$13.05	$10.57	$12.12	$12.68

Total Return	-3.17%	7.71%	28.07%	-8.88%	3.98%	5.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$565	$959	$817	$291	$300	$323
Ratio of Total Expenses to Average Net Assets*	0.78%**	0.68%	0.84%	0.95%	0.71%	0.56%
Ratio of Net Investment Income to Average Net Assets	2.23%**	2.94%	3.82%	4.27%	4.21%	4.19%
Portfolio Turnover Rate	73%**	123%	127%	118%	156%	182%

*Includes performance-based investment advisory fee increases (decreases) of 0.18%, 0.06%, 0.13%, 0.21%, 0.01%, and (0.14%). **Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index for the periods prior to December 1, 2004, and the Merrill Lynch All US Convertibles Index beginning December 1, 2004. The benchmark change will be fully phased in by November 30, 2007. For the six months ended May 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before an increase of $694,000 (0.18%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2005, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2005, net unrealized depreciation of investment securities for tax purposes was $4,866,000, consisting of unrealized gains of $16,445,000 on securities that had risen in value since their purchase and $21,311,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2005, the fund purchased $273,556,000 of investment securities and sold $601,575,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at May 31, 2005, was $98,747,000, for which the fund received cash collateral of $101,520,000.

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Six Months Ended May 31, 2005
Convertible Securities Fund	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$968.28	$3.83

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,021.04	$3.93

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.78%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory agreement with Oaktree Capital Management, LLC, the fund’s investment advisor. The board determined that the retention of Oaktree was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Oaktree’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short-and long-term periods and took into account the organizational depth and stability of the firm. Oaktree, which has about $27 billion in assets under management, focuses on certain specialized investment areas, including convertible securities. Portfolio manager Larry W. Keele has worked in investment management since 1981, and has managed the fund since 1996.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Oaktree has carried out its investment strategy in disciplined fashion, and the results provided by Oaktree have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are age 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard Brokerage Services, Vanguard IRA, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q822 072005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.